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                                                                   Exhibit 10.20



                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                             PCA INTERNATIONAL, INC.

                                       and

                   CERTAIN OF THE HOLDERS OF ITS COMMON STOCK





                           Dated as of August 25, 1998



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                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE


1.   Demand Registrations....................................................1

2.   Piggy-back Registration.................................................5

3.   Registration Procedures.................................................8

4.   Preparation; Reasonable Investigation..................................14

5.   Rule 144...............................................................14

6.   Hold-Back..............................................................15

7.   Indemnification........................................................15

8.   Participation in Underwritten Registrations............................17

9.   Registration Rights to Others..........................................18

10.  Definitions............................................................18



                                       i

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     REGISTRATION RIGHTS AGREEMENT, dated as of August 25, 1998, by and among
PCA INTERNATIONAL, INC., a Delaware corporation (the "Company"), and each of the other parties signatory hereto who own Common Stock of the Company and are parties to that certain Stockholders Agreement, dated as of the date hereof, among the Company and certain of the holders of the Common Stock of the Company (the "Stockholders Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in Section 10.

     The parties hereto agree as follows:

     1.   Demand Registrations.

          (a) Request. Jupiter shall have the right from time to time to make up to six written requests that the Company, subject to the provisions of Sections 1(e) and (f), effect the registration under the 1933 Act of all or any part of its Registrable Securities. Registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered. Within 10 days after receipt of any such request, the Company shall give written notice of the Demand Registration to all other holders of Registrable Securities (such holders, together with Jupiter, are referred to in this Section 1 as the "Selling Holders") and shall, subject to Section 1(e), include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the giving of the Company's notice; provided, that the Company shall not be required to include in such registration any Registrable Securities held by a Management Stockholder or any of his Permitted Transferees in excess of the Proportional Amount (as

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defined below). The term "Proportional Amount," as of any date, shall mean an aggregate number of shares of Common Stock equal to the product of (i) (A) prior to the 50% Disposition Date, one-half of, and (B) after the 50% Disposition Date, 100% of, the total number of shares of Registrable Securities held by such Management Stockholder and his Permitted Transferees as of the date hereof (or, if such Management Stockholder and his Permitted Transferees as a group have acquired additional Registrable Securities after the date hereof in a manner that was not in violation of the Stockholders Agreement, such greater number) multiplied by (ii) a fraction, the numerator of which shall be the aggregate number of shares of Registrable Securities requested to be included in such registration by Jupiter and the denominator of which shall be the total number of shares of Registrable Securities held by Jupiter as of the date hereof (or, if Jupiter has acquired additional Registrable Securities after the date hereof in a manner that was not in violation of the Stockholders Agreement, such greater number). For purposes of the foregoing definition, there shall be included in the number of shares of Registrable Securities all shares of Common Stock, including shares issued pursuant to options that, as of the date of determination, are capable of being exercised in accordance with the terms of the Option Plan or the related option agreement and are "in-the-money," but, until the fifth anniversary of the date hereof, shall not include any Management Roll-over Options that are subject to a Call Option pursuant to Section 3.1.3 of the Stockholders Agreement.

          (b) Registration Statement Form. Registrations under this Section 1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

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          (c) Effective Registration Statement. A registration requested pursuant to this Section 1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement (unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders); provided that such period need not exceed 180 days, or
(ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not primarily attributable to the Selling Holders and has not thereafter again become effective.

          (d) Selection of Underwriters. If the Company or Jupiter desires to engage an underwriter or underwriters with respect to an offering of the Registrable Securities so to be registered, such underwriter shall be selected by Jupiter and shall be reasonably acceptable to the Company.

          (e) Priority in Demand Registration. If the managing underwriter of any underwritten offering shall advise the Company (and the Company shall so advise each Selling Holder of such advice) that, in its opinion, the securities requested to be included in such registration exceeds the number which can successfully be sold in such offering within a price range acceptable to Jupiter, then the Company will include in such registration, to the extent of the Registrable Securities which the

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Company is so advised can be sold in such offering, first, all securities proposed to be registered by Jupiter and, second, to the extent additional shares of Common Stock may be included in such offering, all other shares proposed to be registered, pro rata among the other Selling Holders of Registrable Securities participating in such registration (relative to the number of Registrable Securities originally requested to be registered by such Selling Holders) (subject, in the case of any Management Stockholder or his Permitted Transferees, to the Proportional Amount limitation); provided that if the number of Registrable Securities that such managing underwriter advises can be sold in such offering is less than 75% of all the Registrable Securities that Jupiter had requested be included, Jupiter may withdraw its written request made pursuant to Section 1(a) (Demand Registration) and such written request will not be considered a request for registration for the purposes of Section 1(a).

          (f) Limitations on Demand Registrations. Notwithstanding anything in this Section 1 to the contrary, (i) in no event will the Company be required to effect more than six registrations pursuant to this Section 1 upon the request of Jupiter and (ii) the Company shall not be required to effect more than one Demand Registration in any six-month period or within 90 days after a previous offering of the Common Stock registered under the 1933 Act.

          (g) Company Delay. Notwithstanding anything herein to the contrary, if, after Jupiter has given a written request under Section 1(a) (Demand Registration), and prior to the effective date of the registration statement filed in connection with such registration, the Board of Directors of the Company shall determine in its good faith judgment that the filing of such registration statement would be

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undesirable and would interfere with any material financing, investment, acquisition or merger transaction then under consideration or would reasonably in the judgment of the Board of Directors of the Company adversely affect the interests of the Company and its stockholders, the Company may decide to delay the registration of such Registrable Securities, and if the Board of Directors of the Company makes such determination, the Company shall give written notice of such determination to each Selling Holder. Such delay shall be for the period the Company determines on the basis provided above in good faith is necessary or desirable, but in no event greater than six months. The Company shall notify Jupiter of the expiration of the period of delay. Following such delay, the Company shall promptly cause the Registrable Securities to be registered unless, within 15 days of receipt of notice from the Company, Jupiter withdraws its written request made pursuant to Section 1 (Demand Registration), in which case, such written request will not be considered a request for registration for the purposes of Section 1 (Demand Registration) or 2 (Piggy-back Registration).

          (h) Expenses. The Company will pay all Registration Expenses (excluding any underwriting discounts or commissions with respect to the Registrable Securities) in connection with any registration requested pursuant to this Section 1.

     2.   Piggy-back Registration.

          (a) Right to Include Registrable Securities. If the Company proposes to register any of its Common Stock under the 1933 Act by registration on any form other than Forms S-4 or S-8 (or any successor form) for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of

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its intention to do so and of such holders' rights under this Section 2 prior to the proposed registration. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will file a registration statement with respect to, and use all reasonable efforts to make effective at the earliest possible date, the registration under the 1933 Act, subject to Section 2(b), of all Registrable Securities which the Company has been so requested to register (provided that the Company shall not be required to include in such registration any Registrable Securities held by any Management Stockholder or his Permitted Transferees in excess of the Proportional Amount) by the Requesting Holders thereof (each, a "Piggy-back Registration"); provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to cause such registration to be effected as a registration under
Section 1 (Demand Registration), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same

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period as the delay in registering such other securities. No registration effected under this Section 2 shall relieve the Company of its obligation to effect any Demand Registration under Section 1.

          (b) Priority in Piggy-back Registrations. If the managing underwriter of any underwritten offering shall inform the Company that the Registrable Securities requested to be included in such registration exceeds the number which can successfully be sold in such offering within a price range acceptable to the Company, and the Company has so advised the Requesting Holders in writing, then the Company will include in such registration, to the extent of the Registrable Securities and other shares of Common Stock which the Company is so advised can be sold in such offering, first, all securities proposed to be registered by the Company for its own account, and second, to the extent additional shares of Common Stock may be registered in such offering, all of the Registrable Securities requested to be registered, pro rata (subject, in the case of any Management Stockholder or his Permitted Transferees, to the Proportional Amount limitation). In connection with any registration as to which this Section 2(b) applies, the Requesting Holders shall have the right, upon written notice to the Company within 10 days of receipt of notice from the Company, to withdraw from such registration the Registrable Securities requested to be registered by such Requesting Holders.

          (c) Expenses. The Company will pay all Registration Expenses (excluding any underwriting discounts or commissions with respect to the Registrable Securities) in connection with any registration effected pursuant to this Section 2.

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     3.   Registration Procedures. If and whenever the Company is required to use its reasonable efforts to make effective the registration of any Registrable Securities under the 1933 Act as provided in Sections 1 (Demand Registration) and 2 (Piggy-back Registration), the Company will, as expeditiously as possible:

          (a) prepare and (within 90 days after the date a request for registration is given to the Company but in any event as soon thereafter as practicable) file with the Commission the requisite registration statement to effect such registration and thereafter use all reasonable efforts to cause such registration statement to become effective;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act and the rules and regulations of the Commission thereunder with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to each seller of Registrable Securities, prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

          (c) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, and in each case, each

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amendment or supplement thereto, in conformity with the requirements of the 1933
Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;

          (d) use all reasonable efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 3(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction or to subject itself to taxation in such jurisdiction;

          (e) use all reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company or counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

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          (f) furnish at the effective date of such registration statement to each seller of Registrable Securities and each such seller's underwriters, if any, a signed counterpart of an opinion of counsel for the Company, addressed to such seller and underwriters, if any, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities and such other legal matters as the underwriters may reasonably request;

          (g) promptly notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and promptly prepare and, at the request of any such seller, furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

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          (h) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

          (i) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

          (j) use all reasonable efforts to list all Registrable Securities covered by such registration statement on any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed (or, if other shares of Registrable Securities are so qualified, qualify them for inclusion in the National Association of Securities Dealers Automated Quotations National Market System, as the case may be);

          (k) enter into such customary agreements (including an underwriting agreement in customary form, including customary provisions concerning indemnification of the underwriters by the Company) and take such other actions as the

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sellers of Registrable Securities and the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (l) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the underwriters may reasonably request;

          (m) notify each seller of Registrable Securities and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or of the institution or threatening of any proceedings for any such purposes;

          (n) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

          (o) cooperate with the sellers of Registrable Securities and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of

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certificates (not bearing any restrictive legends) representing Registrable
Securities to be sold, and enable such Registrable Securities to be in such denominations and registered in such names as such sellers or the managing underwriter or agent, if any, may reasonably request;

          (p) cause its subsidiaries and affiliates to take all action necessary or advisable to effect the registration of the Registrable Securities contemplated hereby, including preparing and filing any required financial information;

          (q) make its officers and employees available to participate in presentations to potential purchasers of Registrable Securities; and

          (r) use all reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities contemplated hereby.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 3(g) (Company Delay), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's

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possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel and accountants, the timely opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary or advisable, in the opinion of each of such holders and such underwriters' respective counsel, to conduct appropriate due diligence as contemplated by the 1933 Act.

     5. Rule 144. So long as the Common Stock shall be registered pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will file the reports required to be filed by it under the Exchange Act and will take such further action as Jupiter or the Management Stockholders, as the case may be, may reasonably request, all to the extent required from time to time to enable Jupiter and the Management Stockholders to sell Registrable Securities (to the extent permitted by the Stockholders Agreement) without registration under the 1933 Act under the exemptions provided by Rule 144, as such rule may be amended from time to time ("Rule 144"), or any similar rule or regulation hereafter

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adopted by the Commission. Upon the request of Jupiter or any Management
Stockholder, the Company will deliver to Jupiter or such Management Stockholder, as the case may be, a written statement as to whether it has complied with such requirements and, if it has not so complied, stating that it will promptly do so.

     6. Hold-Back. Each of the Company and each Stockholder holding Registrable Securities, whether or not included in a registration statement hereunder, agrees not to effect any public sale or distribution of shares of Common Stock during the period specified by the managing underwriter or underwriters of the underwritten offer being made pursuant to such registration statement (which period shall not exceed seven days prior to and 180 days following the effective date of such registration statement), except as part of such registration, if and to the extent reasonably requested by such managing underwriter or underwriters.

     7.   Indemnification.

          (a) The Company agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its partners, officers and directors, agents and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the

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prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to

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which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (and such local counsel as may be necessary) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any partner, officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     8. Participation in Underwritten Registrations. Notwithstanding the provisions of Sections 1 (Demand Registration) and 2 (Piggy-back Registration), no

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person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     9. Registration Rights to Others. If the Company shall at any time after the date hereof provide to any holder of any securities of the Company rights with respect to the registration of such securities under the 1933 Act, such rights shall not be in conflict with the rights provided to the holders of Registrable Securities in this Agreement.

     10. Definitions. As used in this Agreement, unless the context otherwise requires, the following terms have the following respective meanings:

     "Board" shall mean the Board of Directors of the Company.

     "Call Shares" shall have the meaning specified in the Stockholders
Agreement.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act.

     "Common Stock" shall mean the authorized common stock of the Company, par value $.20 per share.

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          "50% Disposition Date" shall mean such time as the Principal
Stockholder has disposed of at least one-half of the shares of Common Stock issued to the Principal Stockholder in connection with the merger of Jupiter Acquisition Corp. with and into the Company.

          "in-the-money" shall have the meaning specified in the Stockholders Agreement.

          "Jupiter" shall mean the Principal Stockholder, as defined in the Stockholders Agreement.

          "Management Stockholders" shall have the meaning specified in the Stockholders Agreement.

          "1933 Act" shall mean the Securities Act of 1933, as amended.

          "Proportional Amount" shall have the meaning specified in Section
1(a).

          "Permitted Transferees" shall have the meaning specified in the Stockholders Agreement.

          "person" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Registrable Securities" shall mean any shares of Common Stock issued or issuable to any of Jupiter, the Management Stockholders or any of their transferees (but only if such transfer was made in compliance with the terms of the Stockholders Agreement and such transferee became a party to the Stockholders Agreement), but with respect to any particular share of Common Stock, only until such time as such share

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(i) has been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering it, (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in effect) under the 1933 Act, or (iii) has ceased to be outstanding; provided that any shares of Common Stock issued or issuable to a Management Stockholder whose employment with the Company and/or any of its subsidiaries has terminated shall only be deemed to be Registrable Securities hereunder if such employment was terminated Without Cause.

          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 1 (Demand Registration), 2 (Piggy-back Registration) or 3 (Registration Procedures), including, without limitation, all registration and filing fees, all fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with federal securities or blue sky laws, all word processing, duplicating and printing expenses (including expenses of printing prospectuses and of certificates for the Registrable Securities), messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities), any fees and expenses associated with any road show, and the fees and expenses of one counsel to the Selling Holders or the Requesting Holders, as applicable (selected by Selling Holders or the Requesting Holders, as applicable, representing at least 50% of the Registrable Securities covered by such registration).

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                                                                              21


          "Stockholders Agreement" shall have the meaning specified in the introductory paragraph hereto and shall mean the Stockholders Agreement as in effect on the date hereof.

          "Without Cause," with respect to a Management Stockholder, shall mean the termination of such Management Stockholder's employment with the Company or any of its subsidiaries for any reason (including due to death, Disability or for Good Reason (as such terms are defined in the Stockholders Agreement)), other than a termination for Cause (as defined in the Stockholders Agreement).



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                                                                              22



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                          PCA INTERNATIONAL, INC.


                          By:  /s/ James Robert Wren
                               --------------------------------
                               Name:   James Robert Wren
                               Title:  Exec. VP & Secretary


                          JUPITER PARTNERS II L.P.


                          By: GANYMEDE II LLC, its
                              General Partner

                              By:  /s/ John Sprague
                                   ----------------------------
                                   Name:   John Sprague
                                   Title:

                          MANAGEMENT STOCKHOLDERS:


                          -----------------------------------
                          Name:


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                                                                              23



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